UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2020

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 5, 2020, Avalara, Inc., a Washington corporation (“Avalara”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tannin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Avalara (“Merger Sub”), Transaction Tax Resources, Inc., a Delaware corporation (“TTR”), and Northwest Cloud Co. LLC, a Delaware limited liability company, solely in its capacity as the Stockholder Representative. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into TTR (the “Merger”), with TTR surviving the Merger and becoming a wholly owned subsidiary of Avalara. The Merger was consummated on October 5, 2020.

The aggregate purchase price for all of the outstanding equity of TTR is approximately $377 million, subject to certain working capital and other adjustments (the “Aggregate Consideration”), which will be paid in cash. Pursuant to the Merger Agreement, a total of approximately $57.6 million will be withheld from the Aggregate Consideration and deposited into a segregated account to secure certain indemnification and other potential obligations of TTR’s equity holders, as set forth in the Merger Agreement. In addition, approximately $26.4 million of stockholder proceeds payable to TTR’s founder, Shon Holyfield, will be held back and subject to forfeiture in the event TTR fails to achieve certain performance metrics during the 2021 and 2022 fiscal years.

Each of Avalara, Merger Sub, and TTR have made customary representations, warranties, covenants, and indemnities in connection with the Merger.

The foregoing descriptions of the Merger Agreement and the Merger do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Merger Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Avalara’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information regarding the Merger Agreement and the Merger set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 5, 2020, Avalara issued a press release announcing the execution of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for Avalara, including statements about Avalara’s future expectations, beliefs, goals, plans, or prospects with respect to the Merger, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Avalara’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Avalara’s ability to successfully integrate TTR into its business; Avalara’s ability to sustain its revenue growth rate, to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Avalara makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Avalara’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Avalara as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated October 5, 2020, by and among Avalara, Inc., Tannin Merger Sub, Inc., Transaction Tax Resources, Inc., and Northwest Cloud Co. LLC*

99.1	Press release issued by Avalara, Inc. on October 5, 2020

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

*

Certain exhibits and schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: October 6, 2020	By:	/s/ Alesia L. Pinney
Alesia L. Pinney Executive Vice President, Chief Legal Officer, and Secretary